UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 1, 2015

ADDVANTAGE TECHNOLOGIES GROUP, INC.
(Exact name of Registrant as specified in its Charter)

Oklahoma
(State or other Jurisdiction of Incorporation)

1-10799	73-1351610
(Commission File Number)	(IRS Employer Identification No.)

1221 E. Houston St., Broken Arrow, Oklahoma	74012
(Address of Principal Executive Offices)	(Zip Code)

(918) 251-9121
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General InstructionA.2. below):

□	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On December 1, 2015, Mr. David W. Sparkman, 58, was appointed as a member of the Board of Directors of ADDvantage Technologies Group, Inc. (the “Company”).  Mr. Sparkman was appointed to serve on the Audit, Compensation and Governance and Nominating Committees of the Company’s Board of Directors.  Mr. Sparkman has over 30 years of finance and management experience.  He has served in various financial executive and management positions mainly in the car rental and oil and gas industries.  In addition, he also was in public accounting for 13 years.  Mr. Sparkman is a certified public accountant with a bachelor degree in accounting from the University of Arkansas.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDvantage Technologies Group, Inc.
(Registrant)

Date: December 1, 2015

/s/ Scott Francis
Scott Francis
Vice-President & Chief Financial Officer